United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

                            February 15, 2007
Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.
(Exact Name of Registrant as Specified in Charter)

             1-6479-1

Commission File Number

Delaware (State or other jurisdiction of incorporation)	13-2637623 (I.R.S. Employer Identification Number)

666 Third Avenue
                    New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
          (17 CFR 240.13e-4(c))

Section 5 -	Corporate Governance and Management
Item 5.02 -	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

           On February 15, 2007, Overseas Shipholding Group, Inc. ("OSG") and Mr. Morten Arntzen, the President and Chief Executive Officer of OSG, entered into two letter agreements. One letter agreement amended the employment letter agreement dated as of January 19, 2004 between OSG and Mr. Arntzen to (i) extend the time period from January 19, 2007 to January 19, 2012 during which Mr. Arntzen is eligible for certain protection in the event of the termination of his employment without cause or for good reason (as such terms are defined in his letter employment agreement) and (ii) facilitate compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable rules and regulations thereunder. The second letter agreement amended the change of control agreement dated as of January 19, 2004 between OSG and Mr. Arntzen to (i) extend the term of the change of control agreement and (ii) facilitate compliance with Section 409A of the Code and the applicable rules and regulations thereunder. The change of control agreement ends on the earliest to occur of three events, one of which is a fixed date which the letter agreement extended from January 19, 2007 to January 19, 2012. The foregoing description of the two letter agreements is qualified in its entirety by the terms and conditions of the letter agreements, copies of which are filed with this Form 8-K as exhibits.

            On February 15, 2007, OSG granted Mr. Arntzen restricted stock, stock options and restricted stock units ("RSUs").

            Mr. Arntzen was granted 23,645 shares of restricted stock pursuant to the Overseas Shipholding Group, Inc. 2004 Stock Incentive Plan (the "2004 Plan"). He becomes vested in all of these shares on February 15, 2012 provided he has been in the continuous employ of OSG or its affiliates through such date. Mr. Arntzen will become fully vested in such shares prior to such date upon a change of control of OSG. If his employment by OSG or any of its affiliates terminates before such date for certain reasons, including death, disability or without cause, Mr. Arntzen will vest in a pro rata portion of such shares. Mr. Arntzen may vote and receive dividends and other distributions on his restricted stock from the date of grant but may not dispose of such stock until it vests.

          Mr. Arntzen was granted stock options for 73,135 shares pursuant to the 2004 Plan at an exercise price of $63.44 per share. These options become exercisable on February 15, 2012 provided Mr. Arntzen has been in the continuous employ of OSG or its affiliates through such date. He will become fully vested in such options prior to such date upon a change of control of OSG. If his employment by OSG or any of its affiliates terminates before such date for certain reasons, including death, disability or without cause, he will vest in a pro rata portion of such options. The options expire on February 15, 2017.

           Mr. Arntzen was also granted 47,289 RSUs pursuant to the 2004 Plan. These RSUs convert into an equal number of shares of common stock if certain performance goals are achieved relating to the value of a share of common stock during the three, four or five year periods commencing on January 1, 2007. If performance goals are achieved during the three or four year periods, 50% of the RSUs applicable to such achieved performance goals are converted into common stock on each of January 1, 2011 and January 1, 2012, provided that Mr. Arntzen has been in the continuous employ of OSG or any of its affiliates through such dates. If performance goals are achieved during the five year period, all the RSUs applicable to such achieved performance goal are converted into common stock on January 1, 2012, provided that Mr. Arntzen has been in the continuous employ of OSG or any of its affiliates through such date. The RSUs have no voting rights. There will be credited to a dividend book entry account on behalf of Mr. Arntzen with respect to his RSUs the same cash dividend as is paid on shares of common stock from the grant date of the RSUs. Such dividends will be held uninvested and without interest and paid in cash to Mr. Arntzen if and when the RSUs vest.

            Mr. Arntzen was also granted stock options for 146,270 shares pursuant to the 2004 Plan at an exercise price of $63.44 per share. The options become exercisable if certain performance goals are achieved relating to the value of a share of common stock during the three, four or five year periods commencing on January 1, 2007. If performance goals are achieved during the three or four year periods, 50% of the options for which performance goals have been achieved become exercisable on each of January 1, 2011 and January 1, 2012 provided that Mr. Arntzen has been in the continuous employ of OSG or any of its affiliates through such dates. If performance goals are achieved during the five year period, all of the option for which performance goals have been achieved becomes exercisable on January 1, 2012 provided that Mr. Arntzen has been in the continuous employ of OSG or any of its affiliates through such date.

            Restricted stock and common stock received upon exercise of stock options may not be disposed of by Mr. Arntzen until Mr. Arntzen owns shares of common stock having a market value equal to a specified minimum amount.

            The foregoing description of restricted stock awards, stock options and RSUs is qualified in its entirety by the terms and conditions of the award letters, copies of which are filed with this Form 8-K as exhibits.

Section 9 -	Financial Statements and Exhibits.
Item 9.01 -	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	10.1	Letter Agreement dated February 15, 2007 between OSG and Morten Arntzen relating to the employment letter agreement dated as of January 19, 2004
	10.2	Letter Agreement dated February 15, 2007 between OSG and Morten Arntzen relating to the change of control letter agreement dated as of January 19, 2004
	10.3	Restricted Stock Award dated as of February 15, 2007 between OSG and Morten Arntzen
	10.4	Nonqualified Stock Option Agreement dated as of February 15, 2007 between OSG and Morten Arntzen
	10.5	Restricted Stock Unit Award dated as of February 15, 2007 between OSG and Morten Arntzen
	10.6	Nonqualified Stock Option Agreement dated as of February 15, 2007 between OSG and Morten Arntzen

SIGNATURES

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC. (Registrant)

Date: February 22, 2007	By: /s/James I. Edelson
Name: James I. Edelson Title: General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dated February 15, 2007 between OSG and Morten Arntzen relating to the employment letter agreement dated as of January 19, 2004
10.2	Letter Agreement dated February 15, 2007 between OSG and Morten Arntzen relating to the change of control letter agreement dated as of January 19, 2004
10.3	Restricted Stock Award dated as of February 15, 2007 between OSG and Morten Arntzen
10.4	Nonqualified Stock Option Agreement dated as of February 15, 2007 between OSG and Morten Arntzen
10.5	Restricted Stock Unit Award dated as of February 15, 2007 between OSG and Morten Arntzen
10.6	Nonqualified Stock Option Agreement dated as of February 15, 2007 between OSG and Morten Arntzen